UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2009

American Medical Alert Corp.
(Exact name of registrant as specified in its charter)

New York	333-54992	11-2571221
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3265 Lawson Boulevard, Oceanside, New York	11572
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (516) 536-5850

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement of communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 24, 2009, the Company issued a press release announcing the results of operations for the quarter and year ended December 31, 2008.  A copy of such press release is attached hereto as Exhibit 99.1.

Also on March 24, 2009, the Company hosted a conference call and webcast (the "Call") to discuss its financial results for the quarter and year ended December 31, 2008.  A copy of the transcript of the Call is attached hereto as Exhibit 99.2.

In accordance with General Instruction B.2., the foregoing information and the information in Exhibits 99.1 and 99.2 is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information disclosed under Item 2.02 and in Exhibits 99.1 and 99.2 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press release of American Medical Alert Corp., issued on March 24, 2009.
99.2	Transcript of conference call and webcast held on March 24, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 27, 2009

AMERICAN MEDICAL ALERT CORP.

By:	/s/ Richard Rallo
Name: Richard Rallo Title: Chief Financial Officer